MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND



             Supplement dated November 5, 2001 to the Statement of
                Additional Information dated November 29, 2000



     The section in the Statement of Additional Information captioned "Management of the Fund" beginning on page 10 is amended as follows:

     The biographies of Gregory Mark Maunz and Jeffrey B. Hewson appearing on page 11 are deleted and replaced by the following biographies of Frank Viola and Teresa L. Giacino, who are primarily responsible for the day-to-day management of the Fund's portfolio.

          Frank Viola (37) - Portfolio Manager (1)(2) - Portfolio
          Manager of MLIM since 1997; Treasurer of Merrill Lynch
          Bank & Trust from 1996 to 1997; Vice President of Merrill Lynch Capital Markets from 1993 to 1996.

          Teresa L. Giacino (39) - Portfolio Manager (1)(2) - Vice President and Portfolio Manager of MLIM since 1992.



















CODE:  10260-1100ALL